                                                                     Exhibit 4.1

                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

NUMBER                                                              SHARES
CS 0000                 NUCENTRIX BROADBAND NETWORKS, INC.

THIS CERTIFICATE IS TRANSFERABLE                                  COMMON STOCK
EITHER IN CHICAGO, IL. OR IN NEW YORK, NY                      CUSIP 670198 10 0
                                                 SEE REVERSE FOR CERTAIN LEGENDS


     THIS CERTIFIES THAT

                                    SPECIMEN



     is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF THE COMMON STOCK OF
                       NUCENTRIX BROADBAND NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed or accompanied by proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.


/s/ C.D. MCHENRY                                DATED

          President                             COUNTERSIGNED AND REGISTERED:
                                                BY HARRIS TRUST AND SAVINGS BANK
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR.

                   [NUCENTRIX BROADBAND NETWORK, INC. SEAL]

                                                  BY

/s/ J. CURTIS HENDERSON

          Secretary                                       AUTHORIZED SIGNATURE.

                       NUCENTRIX BROADBAND NETWORKS, INC.


   The Corporation will furnish without charge to each stockholder the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                      UNIF GIFT MIN ACT - .............Custodian.............
   TEN ENT - as tenants by the entireties                                      (Cust)             (Minor)
   JT TEN  - as joint tenants with right of                                 under Uniform Trans to Minors Act
             survivorship and not as tenants
             in common                                                     ...................................
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _____________________________ hereby sell, and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------


                  NOTICE                  X
            THE SIGNATURES TO THIS          -----------------------------------
               ASSIGNMENT MUST                         (SIGNATURE)
             CORRESPOND WITH THE
            NAMES AS WRITTEN UPON
               THE FACE OF THE
            CERTIFICATE IN EVERY          X
             PARTICULAR, WITHOUT            -----------------------------------
                ALTERATION OR                          (SIGNATURE)
              ENLARGEMENT OR ANY
               CHANGE WHATEVER


                                          THE SIGNATURE(S) MUST BE GUARANTEED
                                          BY AN "ELIGIBLE GUARANTOR INSTITUTION"
                                          AS DEFINED IN RULE 17Ad-15 UNDER THE
                                          SECURITIES EXCHANGE ACT OF 1934, AS
                                          AMENDED.
                                          =====================================
                                          SIGNATURE(S) GUARANTEED BY:





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